UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2008

FUELCELL ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut	06813
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 825-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 502(d) Election of New Director

Effective January 30, 2008, FuelCell Energy, Inc. (the “Company”) appointed Togo Dennis West, Jr. as a new director to the Board of Directors of the Company (the “Board”). Mr. West, Jr., 65, has been Chairman of the Board of Noblis, Inc. and of TLI Leadership Group.

During Secretary West’s distinguished career he has held senior positions in three presidential administrations, spanning both political parties; was a partner and an of-counsel attorney with two distinguished national law firms; was a senior officer in one of the nation’s largest aerospace corporations; and served his country as a military officer, senior Defense Department leader, Justice Department official and Cabinet member.

In the administration of President Gerald R. Ford, Secretary West was Associate Deputy Attorney General in the U.S. Department of Justice. Under President Jimmy Carter’s administration, he was General Counsel of the Navy, then Special Assistant to the Secretary and the Deputy Secretary of Defense, and, later, General Counsel of the Department of Defense. During the first Clinton administration he was Secretary of the Army and, during the President’s second term, was named Secretary of Veterans Affairs and a member of the President’s Cabinet.

During his career in private practice, Secretary West was a partner at the New York law firm of Patterson, Belknap, Webb and Tyler and was of counsel to the Washington D.C.-based law firm of Covington & Burling. Secretary West was also the Senior Vice President for Government Affairs with defense contractor Northrop Corporation prior to serving as Secretary of the Army.

Secretary West received a Bachelor of Science degree in electrical engineering from Howard University in 1965, and law degree from that institution in 1968. His appointment brings the FuelCell Energy’s Board membership to ten.

The Company issued a press release on February 4, 2008 announcing Secretary West’s appointment to the Board. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	FuelCell Energy, Inc., Press Release, issued February 4, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: February 4, 2008	By:	/s/ Joseph G. Mahler
Joseph G. Mahler
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	FuelCell Energy, Inc., Press Release, issued February 4, 2008.